UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 29, 2015

Dominion Midstream Partners, LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36684	46-5135781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 1, 2015, Dominion Midstream Partners, LP (the “Partnership”) entered into a Purchase, Sale and Contribution Agreement (the “Contribution Agreement”) with Dominion Resources, Inc. (“Dominion”) and Dominion MLP Holding Company II, Inc. (“Holdco”), a wholly owned subsidiary of Dominion. Pursuant to the terms of the Contribution Agreement, Holdco sold and contributed to the Partnership and the Partnership purchased from Holdco all of the issued and outstanding membership interests of Dominion Carolina Gas Transmission, LLC (successor by statutory conversion to and formerly known as Carolina Gas Transmission Corporation) (“DCG”) (the “DCG Drop Down”).

Prior to the DCG Drop Down, on January 31, 2015, Dominion completed the acquisition of 100% of the equity interests of Carolina Gas Transmission Corporation from SCANA Corporation. The contribution of DCG by Dominion to Dominion Midstream is considered to be a reorganization of entities under common control. Transfers of net assets or exchanges of membership interests between entities under common control are accounted for as if the transfer occurred at the beginning of the period, and prior periods are retrospectively adjusted to furnish comparative information similar to the pooling method. As a result, the Partnership is providing consolidated financial statements to include its 100% interest in the financial results of DCG for the period from January 31, 2015 until March 31, 2015.

Attached hereto as Exhibit 99.1 are the retrospectively adjusted unaudited consolidated financial statements of the Partnership at March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and 2014, which replace the Part I, Item 1. Financial Statements in the Partnership’s Quarterly Report for the quarterly period ended March 31, 2015 as filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2015 (The “First Quarter 2015 Form 10-Q”). These unaudited consolidated financial statements give retrospective effect to the DCG Drop Down as though it had occurred on January 31, 2015. Attached hereto as Exhibit 99.2 is the retrospectively adjusted Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the updated unaudited consolidated financial statements and replaces Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations in the First Quarter 2015 Form 10-Q.

The information in this report should be read in conjunction with the other information included (but not replaced as described above) in the First Quarter 2015 Form 10-Q. More current information is contained in the Partnership’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015 and the Partnership’s other filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

99.1	Updated Financial Statements for the quarterly period ended March 31, 2015*

99.2	Updated Management’s Discussion and Analysis of Financial Condition and Results of Operations for the quarterly period ended March 31, 2015*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION MIDSTREAM PARTNERS, LP

By:	Dominion Midstream GP, LLC, its general partner

/s/ Mark O. Webb
Name:	Mark O. Webb
Title:	Vice President and General Counsel

Date: September 29, 2015